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                                                                    EXHIBIT 10.6


                          TEAM HEALTH HOLDINGS, L.L.C.
                             REGISTRATION AGREEMENT

         THIS REGISTRATION AGREEMENT (this "Agreement") is made as of March 12, 1999, by and among Team Health Holdings, L.L.C., a Delaware limited liability company (the "Company"), each of the persons listed on Schedule A attached hereto and certain other securityholders of the Company who are from time to time a party hereto (collectively the "Securityholders" and individually a "Securityholder"). Otherwise undefined capitalized terms used herein are defined in Section 9 hereof.

         The execution and delivery of this Agreement by the Company and the Securityholders is a condition to closing under that certain Recapitalization Agreement, dated as of January 25, 1999 (as amended from time to time, the "Recapitalization Agreement"), by and among Team Health, Inc., the Company, Pacific Physician Services, Inc. and MedPartners, Inc.

         NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Agreement hereby agree as follows:

         SECTION 1. DEMAND REGISTRATIONS.

         (a) Requests for Registration. At any time, the holders of at least a majority of the Registrable Securities may request registration under the Securities Act of all or part of their Registrable Securities on Form S-1 or any similar long-form registration ("Long-Form Registrations") or, if available, on Form S-2 or S-3 or any similar short-form registration ("Short-Form Registrations"). All registrations requested pursuant to this Section 1(a) are referred to herein as "Demand Registrations." Each request for a Demand Registration shall specify the approximate number of Registrable Securities requested to be registered and the anticipated per share price range for such offering. Within five business days after receipt of any such request, the Issuer shall give written notice of such requested registration to all other holders of Registrable Securities and, subject to Section 1(d) below, will include in such registration all Registrable Securities with respect to which the Issuer has received written requests for inclusion therein within five business days after the receipt of the Issuer's notice.

         (b) Long-Form Registrations. The holders of the Registrable Securities shall be entitled to request three Long-Form Registrations ("Issuer-paid Long-Form Registrations") in which the Issuer will pay all Registration Expenses (as defined below in Section 5). A registration shall not count as one of the permitted Issuer-paid Long-Form Registrations until it has become effective (unless such Long-Form Registration has not become effective due solely to the fault of the holders requesting such registration), and no Issuer-paid Long-Form Registration shall count as one of the permitted Long-Form Registrations unless the holders of Registrable Securities requesting such registration are able to register and sell at least 90% of the Registrable Securities requested to be included in such registration; provided that in any event the Issuer shall pay all Registration Expenses in connection with any registration initiated as an Issuer-paid Long-Form Registration whether or not it has become effective and whether or not such registration has counted as one of
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the permitted Issuer-paid Long-Form Registrations. All Long-Form Registrations shall be underwritten registrations.

         (c) Short-Form Registrations. In addition to the Issuer-paid Long-Form Registrations provided pursuant to Section 1(b), the holders of the Registrable Securities shall be entitled to request an unlimited number of Short-Form Registrations in which the Issuer will pay all Registration Expenses. Demand Registrations will be Short-Form Registrations whenever the Issuer is permitted to use any applicable short form. After the Issuer has become subject to the reporting requirements of the Securities Exchange Act of 1934, as amended, the Issuer shall use its best efforts to make Short-Form Registrations on Form S-3 available for the sale of Registrable Securities. All Short-Form Registrations shall be underwritten registrations, unless otherwise agreed to by the Issuer.

         (d) Priority on Demand Registrations. The Issuer will not include in any Demand Registration any securities which are not Registrable Securities without the prior written consent of the holders of a majority of the Registrable Securities included in such registration. If a Demand Registration is an underwritten offering and the managing underwriters advise the Issuer in writing that, in their opinion, the number of Registrable Securities and, if permitted hereunder, other securities requested to be included in such offering, exceeds the number of Registrable Securities and other securities, if any, which can be sold in an orderly manner in such offering within a price range acceptable to the holders of a majority of the Registrable Securities included in such registration, the Issuer will include in such registration (i) first, the number of Registrable Securities requested to be included in such registration which in the opinion of such underwriters can be sold in an orderly manner within the price range of such offering, pro rata among the respective holders thereof on the basis of the number of Registrable Securities owned by each such holder, and (ii) second, other securities requested to be included in such Demand Registration, pro rata among the holders of such securities on the basis of the number of such securities owned by each such holder. Any Persons other than holders of Registrable Securities who participate in Demand Registrations which are not at the Issuer's expense must pay their share of the Registration Expenses as provided in Section 5 hereof.

         (e) Restrictions on Demand Registrations. The Issuer will not be obligated to effect any Demand Registration within 180 days after the effective date of a previous Demand Registration or a previous registration in which the holders of Registrable Securities were given piggyback rights pursuant to
Section 2 and were able to sell at least 90% of the Registrable Securities requested to be included in such registration. The Issuer may postpone, for up to 180 days (from the date of the request), the filing or the effectiveness of a registration statement for a Demand Registration if the Issuer's board of managers, or similar governing entity, believes that such Demand Registration would reasonably be expected to have an adverse effect on any proposal or plan by the Issuer or any Subsidiary thereof to engage in any material acquisition of assets (other than in the ordinary course of business) or any material stock purchase, merger, consolidation, tender offer, reorganization, or similar transaction; provided, however, that in such event, the holders of Registrable Securities initially requesting such Demand Registration will be entitled to withdraw such request and, if such request is withdrawn, such Demand Registration shall be treated as if it had never been made in the first instance, and the Issuer will pay all Registration Expenses in connection


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with such registration. The Issuer may delay a Demand Registration hereunder only once in any 12-month period.

         (f) Selection of Underwriters. The holders of a majority of the Registrable Securities initially requesting registration hereunder will have the right to select the investment banker(s) and manager(s) to administer the offering under such Demand Registration, subject to the Issuer's approval, which will not be unreasonably withheld.

         (g) Other Registration Rights. Except as provided in this Agreement, the Issuer will not grant to any Persons the right to request that the Issuer register any equity securities of the Issuer, or any securities convertible into or exchangeable or exercisable for any such securities, without the prior written consent of the holders of at least a majority of the Registrable Securities.

         SECTION 2. PIGGYBACK REGISTRATIONS.

         (a) Right to Piggyback. Whenever the Issuer proposes to register any of its equity securities under the Securities Act (other than pursuant to a Demand Registration (which is addressed in Section 1 above rather than this Section 2) or a registration on Form S-4 or S-8 or any successor or similar forms) and the registration form to be used may be used for the registration of Registrable Securities (a "Piggyback Registration"), whether or not for sale for its own account, the Issuer will give prompt written notice to all holders of Registrable Securities of its intention to effect such a registration and, subject to Sections 2(c) and 2(d) below, will include in such registration all Registrable Securities with respect to which the Issuer has received written requests for inclusion therein within 20 days after the receipt of the Issuer's notice; provided that with respect to any Piggyback Registration, if the holders of at least a majority of the Registrable Securities determine that it would be in the best interests of the Issuer or the Issuer's securityholders that no Registrable Securities be included in such Piggyback Registration, then such holders may waive and forego, as against all holders of Registrable Securities, the inclusion of any Registrable Securities in such Piggyback Registration.

         (b) Piggyback Expenses. In all Piggyback Registrations, the Registration Expenses of the holders of Registrable Securities will be paid by the Issuer.

         (c) Priority on Primary Registrations. If a Piggyback Registration is an underwritten primary registration on behalf of the Issuer, and the managing underwriters advise the Issuer in writing (with a copy to each party hereto requesting registration of Registrable Securities) that, in their opinion, the number of securities requested to be included in such registration exceeds the number which can be sold in an orderly manner in such offering within a price range acceptable to the Issuer, the Issuer will include in such registration (i) first, the securities that the Issuer proposes to sell, (ii) second, the Registrable Securities requested to be included in such registration, pro rata among the holders thereof on the basis of the number of Registrable Securities owned by each such holder, and (iii) third, other securities requested to be included in such registration pro rata among the holders of such securities on the basis of the number of such other securities owned by each such holder.


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         (d) Priority on Secondary Registrations. If a Piggyback Registration is
an underwritten secondary registration on behalf of holders of the Issuer's securities (it being understood that secondary registrations on behalf of holders of Registrable Securities are addressed in Section 1 above rather than in this Section 2(d)), and the managing underwriters advise the Issuer in writing (with a copy to each party hereto requesting registration of Registrable Securities) that, in their opinion, the number of securities requested to be included in such registration exceeds the number which can be sold in an orderly manner in such offering within a price range acceptable to the Issuer, the Issuer will include in such registration (i) first, the securities requested to be included therein by the holders requesting such registration, (ii) second, the Registrable Securities requested to be included in such registration, pro rata among the holders of such Registrable Securities on the basis of the number of Registrable Securities owned by each such requesting holder, and (iii) third, other securities requested to be included in such registration pro rata among the holders of such other securities on the basis of the number of such securities owned by each such holder.

         (e) Selection of Underwriters. If any Piggyback Registration is an underwritten offering, the selection of the investment banker(s) and manager(s) for the offering must be approved by the holders of a majority of the Registrable Securities included in such Piggyback Registration, which approval shall not be unreasonably withheld.

         (f) Withdrawal by Issuer. If, at any time after giving notice of its intention to register any of its securities as set forth in Section 2(a) and before the effective date of such registration statement filed in connection with such registration, the Issuer shall determine, for any reason, not to register such securities, the Issuer may, at its sole discretion, give written notice of such determination to each holder of Registrable Securities and thereupon shall be relieved of its obligation to register any Registrable Securities in connection with such registration (but not from its obligation to pay the Registration Expenses in connection therewith as provided herein).

         (g) Other Registrations. If the Issuer has previously filed a registration statement with respect to Registrable Securities pursuant to
Section 1 or pursuant to this Section 2, and if such previous registration has not been withdrawn or abandoned, the Issuer will not file or cause to be effected any other registration of any of its equity securities or securities convertible into or exchangeable or exercisable for its equity securities under the Securities Act (except on Form S-4 or S-8 or any successor form), whether on its own behalf or at the request of any holder or holders of such securities, until a period of at least 180 days has elapsed from the effective date of such previous registration.

         SECTION 3. HOLDBACK AGREEMENTS.

         (a) Each holder of Registrable Securities agrees not to effect any public sale or distribution (including sales pursuant to Rule 144) of equity securities of the Issuer, or any securities, options, or rights convertible into or exchangeable or exercisable for such securities, during the seven days before and the 90-day period (but in the case of the Issuer's initial public offering, the 180-day period) beginning on the effective date of any underwritten public offering of the Issuer's equity securities (including Demand and Piggyback Registrations) (except as part of such underwritten registration), unless the underwriters managing the registered public offering require


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a longer period, not to exceed 180 days beginning on the effective date of such underwritten public offering.

         (b) The Issuer agrees (i) not to effect any public sale or distribution of its equity securities, or any securities convertible into or exchangeable or exercisable for such securities, during the seven days before and during the 180-day period beginning on the effective date of any underwritten public offering of the Issuer's equity securities (including Demand and Piggyback Registrations) (except as part of such underwritten registration or pursuant to registrations on Form S-4 or S-8 or any successor form), unless the underwriters managing the registered public offering otherwise agree, and (ii) to cause each holder of its equity securities, or any securities convertible into or exchangeable or exercisable for equity securities, purchased or otherwise acquired from the Issuer at any time after the date of this Agreement (other than in a registered public offering) to agree not to effect any public sale or distribution (including sales pursuant to Rule 144) of any such securities during any such period (except as part of such underwritten registration, if otherwise permitted), unless the underwriters managing the registered public offering otherwise agree.

         SECTION 4. REGISTRATION PROCEDURES. Whenever the holders of Registrable Securities have requested that any Registrable Securities be registered pursuant to this Agreement, the Issuer will use its best efforts to effect the registration and the sale of such Registrable Securities in accordance with the intended method of disposition thereof and, pursuant thereto, the Issuer will as expeditiously as possible:

         (a) prepare and file with the Securities and Exchange Commission a registration statement with respect to such Registrable Securities which registration statement shall comply as to form in all material respects with the requirements of applicable form and include all financial statements required by the Securities and Exchange Commission to be filed therewith, and thereafter use its best efforts to cause such registration statement to become effective (provided that, before filing a registration statement or prospectus or any amendments or supplements thereto, the Issuer will furnish to the counsel selected by the holders of a majority of the Registrable Securities covered by such registration statement copies of all such documents proposed to be filed, which documents will be subject to review of such counsel);

         (b) prepare and file with the Securities and Exchange Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for a period of either (i) not less than 180 days (subject to extension pursuant to Section 7(b)) or, if such registration statement relates to an underwritten offering, such longer period as in the opinion of counsel for the underwriters a prospectus is required by law to be delivered in connection with sales of Registrable Securities by an underwriter or dealer, or
(ii) such shorter period as will terminate when all of the securities covered by such registration statement during such period have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such registration statement (but, in any event, not before the expiration of any longer period required under the Securities Act), and to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement until such time as all of such

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securities have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such registration statement;

         (c) respond as promptly as practicable to any comments received by the Securities and Exchange Commission with respect to such registration statement;

         (d) furnish to each seller of Registrable Securities such number of copies of such registration statement, each amendment and supplement thereto, the prospectus included in such registration statement (including each preliminary prospectus), and such other documents as such seller may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such seller;

         (e) use its best efforts to register or qualify such Registrable Securities under such other securities or blue sky laws of such jurisdictions as any seller reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the Registrable Securities owned by such seller (provided that the Issuer will not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subsection or (ii) subject itself to taxation in any such jurisdiction;

         (f) notify each seller of such Registrable Securities, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, upon discovery that, or upon the discovery of the happening of any event as a result of which, the prospectus included in such registration statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading in the light of the circumstances under which they were made, and, at the request of any such seller, the Issuer will prepare, file and furnish to such seller a reasonable number of copies of a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus will not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading in the light of the circumstances under which they were made;

         (g) cause all such Registrable Securities to be listed on each securities exchange on which similar securities issued by the Issuer are then listed and, if not so listed, to be listed on a securities exchange or the National Association of Securities Dealers ("NASD") automated quotation system and, if listed on the NASD automated quotation system, use its best efforts to secure designation of all such Registrable Securities covered by such registration statement as a "national market system security" of The Nasdaq Stock Market within the meaning of Rule 11Aa2-1 of the Securities and Exchange Commission or, failing that, to secure The Nasdaq Stock Market's authorization for such Registrable Securities and, without limiting the generality of the foregoing, to arrange for at least two market makers to register as such with respect to such Registrable Securities with the NASD;

         (h) provide a transfer agent and registrar for all such Registrable Securities not later than the effective date of such registration statement;


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         (i) enter into such customary agreements (including underwriting agreements in customary form) and take all such other actions as the holders of a majority of the Registrable Securities being sold or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Securities (including, without limitation, effecting a securities split, combination of securities, recapitalization or reorganization);

         (j) make available for inspection by any seller of Registrable Securities, any underwriter participating in any disposition pursuant to such registration statement, and any attorney, accountant, or other agent retained by any such seller or underwriter, all financial and other records, pertinent corporate and business documents and properties of the Issuer, and cause the Issuer's officers, directors, employees, agents, representatives, and independent accountants to supply all information reasonably requested by any such seller, underwriter, attorney, accountant, or agent in connection with such registration statement;

         (k) otherwise use its best efforts to comply with all applicable rules and regulations of the Securities and Exchange Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least 12 months, beginning with the first day of the Issuer's first full calendar quarter after the effective date of the registration statement, which earnings statement shall satisfy the provisions of
Section 11(a) of the Securities Act and Rule 158 thereunder;

         (l) permit any holder of Registrable Securities which holder, in its sole and exclusive judgment, might be deemed to be an underwriter or a controlling person of the Issuer to participate in the preparation of such registration or comparable statement and to require the insertion therein of material, furnished to the Issuer in writing, which in the reasonable judgment of such holder and its counsel should be included;

         (m) in the event of the issuance of any stop order suspending the effectiveness of a registration statement, or of any order suspending or preventing the use of any related prospectus or suspending the qualification of any securities included in such registration statement for sale in any jurisdiction, the Issuer will provide notice of such order to the holders of Registrable Securities covered by such Registration Statement and use its reasonable best efforts promptly to obtain the withdrawal of such order;

         (n) use its reasonable best efforts to cause such Registrable Securities covered by such registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the sellers thereof to consummate the disposition of such Registrable Securities;

         (o) obtain a cold comfort letter from the Issuer's independent public accountants in customary form and covering such matters of the type customarily covered by cold comfort letters, which letter shall be addressed to the underwriters, and the Issuer shall use its reasonable best efforts to cause such cold comfort letter to also be addressed to the holders of such Registrable Securities;


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         (p) obtain an opinion from the Issuer's outside counsel in customary form and covering such matters of the type customarily covered by such opinions, which opinion shall be addressed to the underwriters and the holders of such Registrable Securities;

         (q) at the request of any holder of Registrable Securities, notify such holder promptly (i) when any such registration statement and any post-effective amendments thereto have become effective and (ii) when any amendment or supplement to a prospectus forming a part of any such registration statement has been filed with the Securities and Exchange Commission; and

         (r) cooperate with the holders of Registrable Securities to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold and not bearing any Securities Act legend; and enable certificates for such Registrable Securities to be issued for such numbers of shares and registered in such names as such holders may reasonably request at least two business days prior to any sale of Registrable Securities.

If any such registration or comparable statement refers to any holder by name or otherwise as the holder of any securities of the Issuer and if such holder, in its sole and exclusive judgment, is or might be deemed to be an underwriter or a controlling person of the Issuer, such holder shall have the right to require
(i) the insertion therein of language, in form and substance satisfactory to such holder and presented to the Issuer in writing, to the effect that the holding by such holder of such securities is not to be construed as a recommendation by such holder of the investment quality of the Issuer's securities covered thereby, and that such holding does not imply that such holder shall assist in meeting any future financial requirements of the Issuer, or (ii) in the event that such reference to such holder by name or otherwise is not required by the Securities Act or any similar federal or state statute then in force, the deletion of the reference to such holder; provided that, with respect to this clause (ii), such holder shall furnish to the Issuer an opinion of counsel to such effect, which opinion and counsel shall be reasonably satisfactory to the Issuer. The Issuer may require each seller of Registrable Securities as to which any registration is being effected to furnish the Issuer with such information regarding such seller and the distribution of such securities as the Issuer may from time to time reasonably request in writing.

         SECTION 5. REGISTRATION EXPENSES.

         (a) All expenses incident to the Issuer's performance of or compliance with this Agreement, including, without limitation, all registration and filing fees, fees and expenses of compliance with securities or blue sky laws, printing expenses, messenger and delivery expenses, fees and disbursements of custodians, fees and disbursements of counsel for the Issuer, and all independent certified public accountants, underwriters (excluding discounts and commissions), and other Persons retained by the Issuer (all such expenses being herein called "Registration Expenses"), will be borne as provided in this Agreement, except that the Issuer will, in any event, pay its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit or quarterly review, the expense of any liability insurance, and the expenses and fees for listing the securities to be registered on each securities exchange on which similar securities issued by the Issuer are then listed or, if none are so listed, on a securities exchange or the NASD automated quotation system.


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         (b) In connection with each Demand Registration and each Piggyback
Registration, the Issuer shall reimburse the holders of Registrable Securities included in such registration for the reasonable fees and disbursements of one counsel chosen by the holders of a majority of the Registrable Securities included in such registration.

         (c) To the extent Registration Expenses are not required to be paid by the Issuer, each holder of securities included in any registration hereunder will pay those Registration Expenses allocable to the registration of such holder's securities so included, and any Registration Expenses not so allocable will be borne by all sellers of securities included in such registration in proportion to the aggregate selling price of each seller's securities to be so registered.

         SECTION 6. INDEMNIFICATION.

         (a) The Issuer agrees to indemnify and hold harmless, to the full extent permitted by law, each holder of Registrable Securities, its officers, directors, agents, and employees and each Person who controls such holder (within the meaning of the Securities Act) against any and all losses, claims, damages, liabilities, joint or several, together with reasonable costs and expenses (including reasonable attorney's fees), to which such indemnified party may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages, or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of, are based upon, are caused by, or result from (i) any untrue or alleged untrue statement of material fact contained (A) in any registration statement, prospectus, or preliminary prospectus or any amendment thereof or supplement thereto, or (B) in any application or other document or communication (in this Section 6 collectively called an "application") executed by or on behalf of the Issuer or based upon written information furnished by or on behalf of the Issuer filed in any jurisdiction in order to qualify any securities covered by such registration statement under the "blue sky" or securities laws thereof, or (ii) any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, and the Issuer will reimburse such holder and each such director, officer, and controlling Person for any legal or any other expenses incurred by them in connection with investigating or defending any such loss, claim, liability, action, or proceeding; provided, however, that the Issuer shall not be liable in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof), or expense arises out of, is based upon, is caused by, or results from an untrue statement or alleged untrue statement, or omission or alleged omission, made in such registration statement, any such prospectus or preliminary prospectus or any amendment or supplement thereto, or in any application, in reliance upon, and in conformity with, written information prepared and furnished to the Issuer by such holder expressly for use therein or by such holder's failure to deliver a copy of the registration statement or prospectus or any amendments or supplements thereto after the Issuer has furnished such holder with a sufficient number of copies of the same. In connection with any underwritten offering, the Issuer will indemnify such underwriters, their officers and directors, and each Person who controls such underwriters (within the meaning of the Securities Act) to the same extent as provided above with respect to the indemnification of the holders of Registrable Securities.

         (b) In connection with any registration statement in which a holder of Registrable Securities is participating, each such holder will furnish to the Issuer in writing such information and


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affidavits as the Issuer reasonably requests for use in connection with any such registration statement or prospectus and, to the full extent permitted by law, will indemnify and hold harmless the other holders of Registrable Securities and the Issuer, and their respective directors, officers, agents, and employees and each other Person who controls the Issuer (within the meaning of the Securities
Act) against any losses, claims, damages, liabilities, joint or several, together with reasonable costs and expenses (including reasonable attorney's fees), to which such indemnified party may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages, or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of, are based upon, are caused by, or result from (i) any untrue or alleged untrue statement of material fact contained in the registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or in any application, or (ii) any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or omission is made in such registration statement, any such prospectus or preliminary prospectus or any amendment or supplement thereto, or in any application, in reliance upon and in conformity with written information prepared and furnished to the Issuer by such holder expressly for use therein; provided, however, that the obligation to indemnify will be individual to each holder and will be limited to the net amount of proceeds received by such holder from the sale of Registrable Securities pursuant to such registration statement.

         (c) Any Person entitled to indemnification hereunder will (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification (provided that the failure to give prompt notice shall not impair any Person's right to indemnification hereunder to the extent such failure has not prejudiced the indemnifying party), and (ii) unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party will not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent will not be unreasonably withheld). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim.

         (d) The indemnifying party shall not, except with the approval of each indemnified party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to each indemnified party of a release from all liability in respect to such claim or litigation without any payment or consideration provided by such indemnified party.

         (e) If the indemnification provided for in this Section 6 is unavailable to, or is insufficient to hold harmless, an indemnified party under the provisions above in respect to any losses, claims, damages, or liabilities referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Issuer on the one hand and the sellers of Registrable Securities and any other sellers participating in the registration statement on the other hand from the sale of Registrable Securities pursuant to the registered offering of securities as to which indemnity is sought, or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Issuer on the one hand and of the sellers of Registrable Securities and any other sellers participating in the registration statement on the other hand in connection with the registration statement on the other in connection with the statement or omissions which resulted in such losses, claims, damages, or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Issuer on the one hand and the sellers of Registrable Securities and any other sellers participating in the registration statement on the other hand shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) to the Issuer bear to the total net proceeds from the offering (before deducting expenses) to the sellers of Registrable Securities and any other sellers participating in the registration statement. The relative fault of the Issuer on the one hand and of the sellers of Registrable Securities and any other sellers participating in the registration statement on the other hand shall be determined by reference to, among other things, whether the untrue or alleged omission to state a material fact relates to information supplied by the Issuer or by the sellers of Registrable Securities or other sellers participating in the registration statement and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission.

         (f) The Issuer and the sellers of Registrable Securities agree that it would not be just and equitable if contribution pursuant to this Section 6 were determined by pro rata allocation (even if the sellers of Registrable Securities were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, and liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this
Section 6, no seller of Registrable Securities shall be required to contribute any amount in excess of the net proceeds received by such seller from the sale of Registrable Securities covered by the registration statement filed pursuant hereto. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

         (g) The indemnification and contribution by any such party provided for under this Agreement shall be in addition to any other rights to indemnification or contribution which any indemnified party may have pursuant to law or contract and will remain in full force and effect regardless of any investigation made or omitted by or on behalf of the indemnified party or any officer, director, or controlling Person of such indemnified party and will survive the transfer of securities.

         SECTION 7. PARTICIPATION IN UNDERWRITTEN REGISTRATIONS.

         (a) No Person may participate in any registration hereunder which is underwritten unless such Person (i) agrees to sell such Person's securities on the basis provided in any underwriting arrangements approved by the Person or Persons entitled hereunder to approve such arrangements (including, without limitation, pursuant to the terms of any over-allotment or "green shoe" option requested by the managing underwriter(s); provided that no holder of Registrable Securities will be required to sell more than the number of Registrable Securities that such holder has requested the Issuer to include in any registration), and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements, and other documents reasonably required under the terms of such underwriting arrangements.

         (b) Each Person that is participating in any registration hereunder agrees that, upon receipt of any notice from the Issuer of the happening of any event of the kind described in Section 4(e) above, such Person will forthwith discontinue the disposition of its Registrable Securities pursuant to the registration statement until such Person's receipt of the copies of a supplemented or amended prospectus as contemplated by such Section 4(e). In the event that the Issuer shall give any such notice, the applicable time period mentioned in Section 4(b) during which a Registration Statement is to remain effective shall be extended by the number of days during the period from and including the date of the giving of such notice pursuant to this Section 7 to and including the date when each seller of a Registrable Security covered by such registration statement shall have received the copies of the supplemented or amended prospectus contemplated by Section 4(e).

         SECTION 8. CURRENT PUBLIC INFORMATION. At all times after the Issuer has filed a registration statement with the Securities and Exchange Commission pursuant to the requirements of either the Securities Act or the Securities Exchange Act, the Issuer will timely file all reports required to be filed by it under the Securities Act and the Securities Exchange Act and the rules and regulations adopted by the Securities and Exchange Commission thereunder, and will take such further action as any holder or holders of Registrable Securities may reasonably request, all to the extent required to enable such holders to sell Registrable Securities pursuant to Rule 144 adopted by the Securities and Exchange Commission under the Securities Act (as such rule may be amended from time to time) or any similar rule or regulation hereafter adopted by the Securities and Exchange Commission.

         SECTION 9. DEFINITIONS.

         "Issuer" means the Company; provided that, from and after the time that the Company or any of its successors becomes subject to the reporting requirements of the Securities Exchange Act, the term "Issuer" shall mean the entity that is subject to such reporting requirements.

         "LLC Agreement" means that certain Amended and Restated Limited Liability Company Agreement of the Company, dated as of the date hereof, by and among the Company's members, as amended, modified or supplemented from time to time.

         "Registrable Securities" means (i) all Common Units (as defined in the LLC agreement) of the Company originally issued, directly or indirectly, to any Securityholder, (ii) all Common Units of the Company issued or issuable, directly or indirectly, with respect to the securities referred to in clause (i) above upon exercise, conversion, or exchange or by way of dividend or split or in connection with a combination of securities, recapitalization, merger, consolidation, or other reorganization, and (iii) all other Common Units of the Company held by Persons holding securities described in clauses (i) and (ii) above. As to any particular Registrable Securities, such securities shall cease to be Registrable Securities when they have been distributed to the public pursuant to an offering registered under the Securities Act or sold to the public through a broker, dealer, or market maker in compliance with Rule 144 under the Securities Act (or any similar rule then in force). For purposes of this Agreement, a Person shall be deemed to be a holder of Registrable Securities, and the Registrable Securities shall be deemed to be in existence, whenever such Person has the right to acquire directly or indirectly such Registrable Securities (upon conversion or exercise in connection with a transfer of securities or otherwise, but disregarding any restrictions or limitations upon the exercise of such right), whether or not such acquisition has actually been effected, and such Person shall be entitled to exercise the rights of a holder of Registrable Securities hereunder.

         "Person" means an individual, a partnership, a joint venture, an association, a joint stock company, a corporation, a limited liability company, a trust, an unincorporated organization, and a governmental entity or any department, agency, or political subdivision thereof.

         "Securities Act" means the Securities Act of 1933, as amended, or any similar federal law then in force.

         "Securities and Exchange Commission" includes any governmental body or agency succeeding to the functions thereof.

         "Securities Exchange Act" means the Securities Exchange Act of 1934, as amended, or any similar federal law then in force.

         "Subsidiary" or "Subsidiaries" means, with respect to any Person, any corporation, limited liability company, partnership, association, or other business entity of which (i) if a corporation, a majority of the total voting power of shares of stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers, or trustees thereof is at the time owned or controlled, directly or indirectly, by such Person or one or more of the other Subsidiaries of such Person or a combination thereof, or (ii) if a limited liability company, partnership, association, or other business entity, a majority of the partnership or other similar ownership interest thereof is at the time owned or controlled, directly or indirectly, by any Person or one or more Subsidiaries of such Person or entity or a combination thereof. For purposes hereof, a Person or Persons shall be deemed to have a majority ownership interest in a limited liability company, partnership, association, or other business entity if such Person or Persons shall be allocated a majority of limited liability company, partnership, association, or other business entity gains or losses or shall be or control any managing director or general partner of such limited liability company, partnership, association, or other business entity.

         SECTION 10. MISCELLANEOUS.

         (a) No Inconsistent Agreements. The Company will not hereafter enter into any agreement with respect to the Company's securities which is inconsistent with or violates the rights granted to the holders of Registrable Securities in this Agreement.

         (b) Adjustments Affecting Registrable Securities. The Company will not take any action, or permit any change to occur, with respect to the Company's securities which would adversely affect the ability of the holders of Registrable Securities to include such Registrable Securities in a registration undertaken pursuant to this Agreement or which would adversely affect the marketability of such Registrable Securities in any such registration (including, without limitation, effecting a securities split, combination of securities, or other recapitalization).

         (c) Additional Securityholders. In connection with the issuance of any additional equity securities of the Company to any Person, the Company may permit such Person to become a party to this Agreement and succeed to all of the rights and obligations of a "Securityholder" under this Agreement by obtaining the consent of the holders of a majority of the Registrable Securities and an executed counterpart signature page to this Agreement, and, upon such execution, such Person shall for all purposes be a "Securityholder" party to this Agreement.

         (d) Amendment and Waiver. Except as otherwise provided herein, no modification, amendment, or waiver of any provision of this Agreement will be effective against the Company or the holders of Registrable Securities, unless such modification, amendment, or waiver is approved in writing by the Company and the holders of at least a majority of the Registrable Securities; provided, however, that in the event that such amendment or waiver would materially and adversely affect a holder or group of holders of Registrable Securities in a manner substantially different than any other holders of Registrable Securities, then such amendment or waiver will require the consent of such holder of Registrable Securities or a majority of the Registrable Securities held by such group of holders materially and adversely affected. Notwithstanding the foregoing, if an amendment or modification of this Agreement serves merely to add a party hereto, then such amendment or modification will be effective against the Company, and the holders of Registrable Securities if such amendment or modification is approved in writing by the Company, the holders of at least a majority of the Registrable Securities, and such new party hereto. The failure of any party to enforce any of the provisions of this Agreement will in no way be construed as a waiver of such provisions and will not affect the right of such party thereafter to enforce each and every provision of this Agreement in accordance with its terms.

         (e) Severability. Whenever possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid, illegal, or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality, or unenforceability will not affect any other provision or any other jurisdiction, but this Agreement will be reformed, construed, and enforced in such jurisdiction as if such invalid, illegal, or unenforceable provision had never been contained herein.

         (f) Entire Agreement. Except as otherwise expressly set forth herein, this Agreement, those documents expressly referred to herein, and the other documents of even date herewith embody the complete agreement and understanding among the parties and supersede and preempt any prior understandings, agreements, or representations by or among the parties, written or oral, which may have related to the subject matter hereof in any way.

         (g) Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties hereto and their respective successors and assigns. In addition, and whether or not any express assignment shall have been made, the provisions of this Agreement which are for the benefit of the holders of Registrable Securities (or any portion thereof) as such shall be for the benefit of, and enforceable by, any subsequent holder of any Registrable Securities (or of such portion thereof).

         (h) Counterparts. This Agreement may be executed in separate counterparts each of which will be an original and all of which taken together shall constitute one and the same agreement.

         (i) Remedies. Any Person having rights under any provision of this Agreement shall be entitled to enforce their rights under this Agreement specifically to recover damages by reason of any breach of any provision of this Agreement and to exercise all other rights existing in their favor. The parties hereto agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and that any Securityholder may in its sole discretion apply to any court of competent jurisdiction for specific performance and/or injunctive relief (without posting a bond or other security) in order to enforce or prevent any violation of the provisions of this Agreement.

         (j) Notices. All notices, demands, and other communications given or delivered under this Agreement shall be in writing and shall be deemed to have been given, (i) when received if given in person, (ii) on the date of electronic confirmation of receipt if sent by telex, facsimile or other wire transmission,
(iii) three days after being deposited in the U.S. mail, certified or registered mail, postage prepaid, or (iv) one day after being deposited with a reputable overnight courier. Notices, demands, and communications shall, unless another address is specified in writing, be sent to (i) the Company at the address or telecopy number indicated below, (ii) the Securityholders at the address specified on the attached Schedule A and (iii) any subsequent holder of Registrable Securities subject to this Agreement at such address as is indicated in the Company's records:

The Company:                                         with a copy to:

Team Health Holdings, L.L.C.                         Kirkland & Ellis
c/o Madison Dearborn Capital Partners II, L.P.       200 East Randolph
Three First National Plaza, Suite 3800               Chicago, Illinois 60601
Chicago, Illinois 60602                              Attention:  Sanford E. Perl, Esq.
Attention: Timothy Sullivan                          Fax No. (312) 861-2200
Fax No. (312) 895-1001

         (k) Governing Law. The corporate law of the State of Delaware shall govern all issues and questions concerning the relative rights and obligations of the Company and its securityholders. All other issues and questions concerning the construction, validity, enforcement, and interpretation of this Agreement and the exhibits and schedules hereto shall be governed by, and construed in accordance with, the laws of the State of New York, without giving effect to any choice of law or conflict of law rules or provisions (whether of the State of New York or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of New York.

         (l) No Strict Construction. The language used in this Agreement shall be deemed to be the language chosen by the parties hereto to express their mutual intent, and no rule of strict construction shall be applied against any party.

         (m) Board Approval. Whenever this Agreement calls for or refers to the consent or approval of any matter by any holder of Registrable Securities, such consent or approval shall be deemed given by such holder if each of such holder's designees on the Company's board of managers (the "Board") has, in his capacity as a manager of the Company, given his consent or approval with respect to such matter at a duly convened meeting of the Board or pursuant to an effective unanimous written consent of the Board, unless, with respect to any given matter, such holder notifies the Company in writing that the consent or approval at the Board level by such holder's designees on the Board does not constitute the consent or approval by such holder itself.

         (n) Business Days. If any time period for giving notice or taking action hereunder expires on a day which is a Saturday, Sunday or legal holiday in the state in which the Company chief-executive office is located, the time period shall automatically be extended to the business day immediately following such Saturday, Sunday or legal holiday.

         (o) Descriptive Headings. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.

                                   * * * * *

         IN WITNESS WHEREOF, the parties hereto have executed this Registration Agreement on the day and year first above written.


                                TEAM HEALTH HOLDINGS, L.L.C.

                                By: ____________________________________
                                Its: ___________________________________


                                MADISON DEARBORN CAPITAL PARTNERS II, L.P.

                                By:      Madison Dearborn Partners II, L.P.
                                Its:     General Partner

                                         By:    Madison Dearborn Partners, Inc.
                                         Its:   General Partner

                                                By: _________________________
                                                Its: ________________________


                                CORNERSTONE EQUITY INVESTORS IV, L.P.

                                By:      Cornerstone Equity Investors IV LLC
                                Its:     General Partner

                                         By: ________________________________
                                         Its: _______________________________


                                HEALTHCARE EQUITY PARTNERS, L.P.

                                By:      Beecken, Petty & Company, L.L.C.
                                Its:     General Partner

                                         By: ________________________________
                                         Its: _______________________________

                                HEALTHCARE EQUITY Q.P. PARTNERS, L.P.

                                By:      Beecken, Petty & Company, L.L.C.
                                Its:     General Partner

                                         By: ________________________________
                                         Its: _______________________________

           [CONTINUATION OF SIGNATURE PAGES TO REGISTRATION AGREEMENT]



                               /s/ H. Lynn Massingale
                               ________________________________________
                               H. LYNN MASSINGALE, M.D.


                               /s/ Michael L. Hatcher
                               ________________________________________
                               MICHAEL L. HATCHER


                               /s/ Jeffrey Bettinger
                               ________________________________________
                               JEFFREY BETTINGER, M.D.


                               /s/ David P. Jones
                               ________________________________________
                               DAVID P. JONES


                               /s/ Stephen D. Sherlin
                               ________________________________________
                               STEPHEN D. SHERLIN


                               /s/ Neil J. Principe
                               ________________________________________
                               NEIL J. PRINCIPE, M.D.


                               /s/ Richard Gillespie
                               ________________________________________
                               RICHARD GILLESPIE, M.D.


                               /s/ James E. George
                               ________________________________________
                               JAMES E. GEORGE, M.D.


                               /s/ Randal L. Dabbs
                               ________________________________________
                               RANDAL L. DABBS, M.D.


                               /s/ Monty C. Scott
                               ________________________________________
                               MONTY C. SCOTT

           [CONTINUATION OF SIGNATURE PAGES TO REGISTRATION AGREEMENT]


                               /s/ Randall S. Aguiar
                               ________________________________________
                               RANDALL S. AGUIAR


                               /s/ John Craig
                               ________________________________________
                               JOHN CRAIG


                               /s/ William R. Machuga
                               ________________________________________
                               WILLIAM R. MACHUGA


                               /s/ Mary Pastick
                               ________________________________________
                               MARY PASTICK


                               /s/ Michael J. Weiner
                               ________________________________________
                               MICHAEL J. WEINER


                               /s/ James V. Hillman
                               ________________________________________
                               JAMES V. HILLMAN, M.D.


                               /s/ Mark E. Jergens
                               ________________________________________
                               MARK E. JERGENS


                               /s/ Gerard LaSalle
                               ________________________________________
                               GERARD LASALLE, M.D.


                               /s/ James J. Rybak
                               ________________________________________
                               JAMES J. RYBAK, M.D.


                               /s/ John R. Staley
                               ________________________________________
                               JOHN R. STALEY, M.D.

                                   SCHEDULE A

                             NAME AND NOTICE ADDRESS



Madison Dearborn Capital Partners II, L.P.
Three First National Plaza, Suite 3800
Chicago, IL 60602
Attention: Timothy Sullivan

Cornerstone Equity Investors IV, L.P.
717 Fifth Avenue, Suite 1100
New York, NY 10022
Attention: Dana J. O'Brien

Healthcare Equity Partners, L.P.
901 Warrenville Road, Suite 205
Lisle, IL 60532
Attention: Kenneth O'Keefe

Healthcare Equity Q.P. Partners, L.P.
901 Warrenville Road, Suite 205
Lisle, IL 60532
Attention: Kenneth O'Keefe

H. Lynn Massingale, M.D.
22000 Beals Chapel Road
Lenoir City, TN  37772

Michael L. Hatcher
1041 Hayslope Drive
Knoxville, TN  37919

Jeffrey Bettinger, M.D.
5925 SW 114 Terrace
Miami, FL  33156

David D. Jones
1291 Kensington Drive
Knoxville, TN  37922

Stephen D. Sherlin
8219 Glenrothes Blvd.
Knoxville, TN  37909

Neil J. Principe, M.D.
5 Isla Bahia Terrace
Ft. Lauderdale, FL  33316

Richard Gillespie, M.D.
1855 Happy Valley Road
Santa Rosa, CA  95409

Randal L. Dabbs, M.D.
1871 Cherokee Bluff Drive
Knoxville, TN  37920

Monty C. Scott
1828 Scenic Valley Lane
Knoxville, TN  37922

Randall S. Aguiar
4911 NW 65th Avenue
Lauderhill, FL 33319

John Craig
12226 Brighton Court
Knoxville, TN 37922

William R. Machuga
12116 East Ashton Court
Knoxville, TN 37922

Mary Pastick
9077 Boca Gardens Cr S
Boca Raton, FL 33496

Michael J. Weiner
12922 NW 20th Street
Pembroke Pines, FL 33028

James V. Hillman, M.D.
34 Ladoga Avenue
Tampa, FL 33606

Mark E. Jergens
4122 University Boulevard
Houston, TX 77005

Gerard LaSalle, M.D.
PO Box 916
Vashon Island, WA 98070

James J. Rybak, M.D.
3878 N. Valley Road
Fairview Park, OH 44126

John R. Staley, M.D.
1865 Stonebrook Drive
Knoxville, TN 37923

THG Investment, L.L.C.
c/o James E. George, M.D.
532 Cooper Street
Woodbury, NJ 08096